12/31/13

NASDAQ: UNTY

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, and the Quarterly Reports on Form 10-Q for the quarters ended March, 31 2013, June 30, 2013, and September 30, 2013, which have been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $921 million in assets & $739 million in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service offices located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 12/31/13

Balance Sheet ($000s)	
Total Assets	$921,000
Total Loans	$679,000
Total Deposits	$739,000
Total Equity	$57,000
Loans / Deposits (%)	92%
Capital & Asset Quality (%)	
Tang. Common Equity / Tang. Assets [1]	6.05%
NPAs / Assets [2]	1.73%
Profitability (%)	
LTM ROAA	0.61%
LTM ROACE	7.22%
LTM NIM	3.53%
LTM Efficiency Ratio [1][3]	71.34%

(1) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(2) NPAs = nonaccrual loans + OREO
(3) Efficiency ratio = total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender - Equal Housing Lender

Bank Franchise

- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



New York
Newark
Jersey City
Elizabeth
Hoboken
West Orange
Livingston
East Orange
Bayonne
Rahway
Perth Amboy
Sayreville
East Brunswick
Middletown
Old Bridge
Edison
Long Valley
High Bridge
Washington
Oxford
Belvidere
Harmony
Nazareth
Bridgewater
Somerville
Summit
Madison
Chatham
Berkeley Heights
Warren
Kendall Park
Hopewell
Princeton
Plainsboro
Lambertville
Hillsborough
Readington
Frenchtown
Milford
Kingwood
Mendham
Bernardsville
Bedminster
Califon
Union City
Kearny
Irvington
Kenilworth
Clark
Woodbridge
Carteret
Metuchen
Milltown
South River
Hazlet
Matawan
Keansburg
Highlands
Red Bank
Fair Haven
Lincroft
Robertsville
Jamesburg
Spotswood
Heathcote
Flemington

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

			Population		Household Income
County	Branches	Deposits ($000)	2012 Actual	Density (pop./sq.mi.)	2012 Median
Hunterdon, NJ	3	$214,168	129,260	302	$101,682
Middlesex, NJ	4	$166,907	815,917	2,641	$77,407
Union, NJ	3	$103,283	536,116	5,212	$60,991
Somerset, NJ	2	$77,955	326,491	1,082	$100,602
Warren, NJ	2	$29,697	109,117	306	$69,320
Northampton, PA	1	$27,472	299,139	809	$57,616
Unity Aggregate	16	$619,482	2,216,040	1,872	$84,716
State of New Jersey			8,830,455	1,201	$68,950

(1) UNTY market demographics are deposit-weighted by county.

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Expand the Mortgage Division by growing list of referring real estate agents – Target 15% growth rate in purchased transactions
- Expansion of SBA Division – Increase 7A Volume
- Growth in core deposits of at least 5%
- ROE and ROA in top quartile of peer group by 2015
- EPS growth of 10% per year

Core Values



Unity Bank
growing with you!
Unity Bank Commandments
1. Treat all employees and customers with dignity and respect
2. Provide the highest level of service to our customers
3. Maintain financial stability
4. Always do the right thing
Committed to the Growth of Our Branches
Retail Branches
Lending
Finance
Facilities
Training
Marketing
Back Office
Compliance
Asset Management
Loan & Deposit Operations
Human Resources
Management
Board of Directors
Our mission is to be the best bank in each of the communities we serve.
We are rooted in our community.

Unity Bank
growing with you!

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 25 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 18 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 27 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 42 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 12.5 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 36%

Recent Financial Performance

2013 Highlights

- Repaid all CPP funds (TARP) and terminated the related warrants
- Record Commercial Loan growth
- Improved credit quality since December 31, 2011 resulted in lower loan loss provisions as well as reduced loan collection and OREO expenses
- Significant growth in residential mortgage originations resulted in increased gains on sale of mortgage loans
- Continued deposit product mix improvement due to growth in core demand deposits and savings deposits, while higher costing time deposits declined
- Negotiated purchase of three branch locations, 2013 closing
- Opened retail loan production office in Bergen County

Summary Balance Sheet and Capital

($ in Millions)	2013Y	2012Y	2011Y
Assets	$921	$820	$811
Total Loans	679	587	593
Deposits	739	649	644
Equity	57	78	74
TCE Ratio	6.05%	6.83%	6.48%
Tier 1 Ratio	10.74	14.85	14.33
Total Capital Ratio	11.99	16.12	15.60

Summary Income Statement and Profitability

($ in Millions)	4Q13	4Q12	2013Y	2012Y
Net Interest Income	$7.1	$6.7	$27.4	$27.4
Provision for Loan Losses	0.8	0.8	2.4	4.0
Noninterest Income	1.5	2.0	6.6	7.3
Noninterest Expense	5.9	6.1	24.0	24.3
Net Income	1.3	1.2	5.1	4.2
Return on Average Assets	0.57%	0.57%	0.61%	0.53%
Return on Average Equity	8.87	5.34	7.22	4.80
Net Interest Margin	3.42	3.51	3.53	3.62
Earnings Per Share	$0.17	$0.10	$0.53	$0.34

Profitability Progression


Diluted Earnings per Share
$0.20
$0.10
$0.00
$0.03
$0.07
$0.07
$0.10
$0.10
$0.10
$0.11
$0.15
$0.17
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Loan Mix

(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$657MM
$616MM
$593MM
$587MM
$679MM
9%
26%
20%
45%
9%
24%
21%
46%
8%
21%
23%
48%
8%
18%
23%
51%
7%
13%
27%
53%
2009Y
2010Y
2011Y
2012Y
2013Y
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Commercial and SBA Loan Area

(dollars in thousands)



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$306,705
$362,822
$63,716
$32,577
$40,454
$29,127
$52,081
$26,474
New Jersey
New York
Pennsylvania
Other
2007
2013

Asset Quality Continues to Improve


NPLs / Loans
8%
6%
4%
2%
0%
2.94%
3.60%
3.33%
2.89%
2.31%
2.52%
1.71%
1.17%
1.10%
3.84%
3.81%
3.28%
2.90%
2.98%
2.50%
2.15%
2.52%
2.25%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Without TDRS
With TDRS

Asset Quality

(dollars in thousands)

- 17.5% decline in non-performing assets from 12/31/12
- 65.3% decline in OREO from 12/31/12
- 12.5% decline in nonperforming loans from 12/31/12

Nonperforming Assets (9/30/2013)



Residential Mortgage 5,727K
Consumer 1,880K
OREO 633K
SBA 7A and 504 Loans 3,847K
Commercial 4,029K

Allowance for Loan Losses / Total Loans: 1.94%

(1) NPAs = nonaccrual loans + OREO

5 Year Deposit Trend

(dollars in thousands)

	2009	2010	2011	2012	2013
Noninterest-bearing demand deposits	$80,100	$91,272	$101,193	$114,424	$136,035
Interest-bearing demand deposits	100,046	105,530	104,749	114,838	130,806
Savings	286,334	277,394	278,603	294,533	266,503
Total core deposits	$466,480	$474,196	$484,545	$523,795	$533,344
Total time deposits	$291,759	$180,592	$159,426	$124,965	$205,354
Total deposits	$758,239	$654,788	$643,971	$648,760	$738,698
Cost of interest-bearing deposits	2.66%	1.61%	1.23%	0.84%	0.61%

Net Interest Income & Net Interest Margin

(dollars in millions)

- Despite the interest rate environment and minimal balance sheet growth, we have focused on growing revenue and protecting the net interest margin

Net Interest Income and Net Interest Margin



$40MM
$35MM
$30MM
$25MM
$20MM
4.00%
2.00%
0.00%
3.22%
3.67%
3.76%
3.62%
3.53%
$27.8
$30.0
$29.0
$27.4
$27.4
2009Y
2010Y
2011Y
2012Y
2013Y
Net Interest Income
NIM

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)


$8MM
$6MM
$4MM
$2MM
$0MM
25%
20%
15%
10%
5%
$3.9MM
$5.0MM
$5.4MM
$6.8MM
$6.2MM
13.0%
14.2%
15.5%
19.5%
18.2%
2009Y
2010Y
2011Y
2012Y
2013Y
Noninterest Income
Noninterest Income / Revenue

Mortgage Loan Originations

(dollars in millions)


Mortgage Growth
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$MM
Total Loans
$68.7 MM
$19.8
$48.9
Total Loans
$82.4 MM
$24.8
$57.5
Total Loans
$133.6 MM
$25.8
$107.8
Total Loans
$153.7 MM
$84.7
$69.0
2010
2011
2012
2013
SOLD
PORTFOLIO

Noninterest Expense Controls

(dollars in millions)


Noninterest Expense
$30MM
$25MM
$20MM
$15MM
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.64%
2.88%
3.00%
3.02%
2.88%
$23.9MM
$25.0MM
$24.5MM
$24.3MM
$24.0MM
2009Y
2010Y
2011Y
2012Y
2013Y
Noninterest Expense
Noninterest Expense / Average Assets

Tangible Book Value Per Share


$8.00
$7.50
$7.00
$6.50
$6.00
$6.69
$6.87
$7.04
$7.42
$7.35
*
2009Y
2010Y
2011Y
2012Y
2013Y

* Reflects redemption of TARP preferred stock and the associated warrant.

Capital Ratios


Unity Bancorp, Inc.
FDIC-Insured Commercial Banks
Leverage Ratio
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
2009 2010 2011 2012 2013


Tier 1 Risk-Based Capital Ratio
17.00%
15.00%
13.00%
11.00%
9.00%
2009 2010 2011 2012 2013


Total Risk-Based Capital Ratio
18.00%
16.00%
14.00%
12.00%
10.00%
2009 2010 2011 2012 2013

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Improving bank fundamentals
- ✓ Positioned for economic rebound
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks